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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


       Date of Report (Date of earliest event reported): January 20, 2005


                        PROVIDENT BANKSHARES CORPORATION
               (Exact name of registrant as specified in charter)


       MARYLAND                    0-16421                     52-1518642
    (State or other            (Commission File               (IRS Employer
    jurisdiction of                Number)                 Identification No.)
    incorporation)

              114 EAST LEXINGTON STREET, BALTIMORE, MARYLAND 21202 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (410) 277-7000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION
                  ---------------------------------------------

             On January 20, 2005, Provident Bankshares Corporation announced its results for the quarter ended December 31, 2004. The press release announcing financial results for the quarter ended December 31, 2004 is filed as Exhibit
99.1 and incorporated herein by reference.

             On January 20, 2005, in conjunction with its earnings release, Provident Bankshares Corporation is making available supplemental financial information regarding the Company. As noted in the Company's January 20, 2005 earnings release, the supplemental financial information is also being posted on the Company's website at www.provbank.com. The supplemental financial information includes a comparative analysis of average balances and changes in tax equivalent net interest income and asset quality detail for the covered periods. Also included in the supplemental financial information are the Company's unaudited Consolidated Statement of Income at, and for the three and twelve months ended, December 31, 2004 and December 31, 2003, and the unaudited Consolidated Statement of Condition for the twelve months ended December 31, 2004 and December 31, 2003. The supplemental financial information is filed as
Exhibit 99.2 and incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND OTHER EXHIBITS
                  ---------------------------------------

                  Exhibit 99.1      Press Release dated January 20, 2005
                  Exhibit 99.2      Supplemental Financial Information



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PROVIDENT BANKSHARES CORPORATION



                                     /s/ Gary N. Geisel
                                     ------------------------------------------
                                     Gary N. Geisel
                                     Chairman of the Board and Chief Executive
                                     Officer

Date: January 25, 2005






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                              EXHIBIT INDEX
                              -------------


EXHIBIT NO.                       DESCRIPTION
-----------                       -----------

  99.1                            Press Release dated January 20, 2005
  99.2                            Supplemental Financial Information










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